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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                      Form 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

Date of Report:  January 22, 1998

                         UNITED ASSET MANAGEMENT CORPORATION
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               (Exact name of registrant as specified in its charter)


Delaware                           1-9215                   04-2714625
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(State or other jurisdiction       (Commission         (IRS Employer
 of incorporation)                 File Number)        Identification No.)

One International Place, Boston, MA               02110
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(Address of principal executive offices)          (ZIP Code)

Registrant's telephone number, including area code:  (617) 330-8900

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Item 5.   Other Events
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          On January 22, 1998, United Asset Management Corporation published a press release in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
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     (c)  Exhibits

     Exhibit Number
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          99.1 Press Release of United Asset Management Corporation dated
               January 22, 1998.

          99.2 Cautionary Language Regarding Forward-Looking Statements.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   UNITED ASSET MANAGEMENT CORPORATION
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                                                Registrant

DATED:  January 22, 1998                By:  /s/ William H. Park
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                                             William H. Park
                                             Executive Vice President
                                             and Chief Financial Officer